                                             CHASE MANHATTAN RV OWNER TRUST 1997-A

                                                   MONTHLY SERVICER'S REPORT



                                                                                              Settlement Date         10/31/97
                                                                                              Determination Date      11/12/97
                                                                                              Distribution Date       11/17/97



I.       All Payments on the Contract                                                                                 30,027,411.12
II.      All Liquidation Proceeds on the Contract with respect to Principal                                                    0.00
III.     Repurchased Contracts                                                                                           883,626.62
IV.     Investment Earnings on Collection Account                                                                              0.00
V.      Servicer Monthly Advances                                                                                        727,182.36
VI.     Distribution from the Reserve Account                                                                            549,109.57
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                              602,381.48
VIII.   Transfers to the Pay-Ahead Account                                                                              (445,686.64)

IX.     Less:  Investment Earnings distributions                                                                               0.00
          (a)  To Sellers with respect to the Collection Account                                                               0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                         $32,344,024.51
                                                                                                                  ===============



DISTRIBUTION AMOUNTS                                                          Cost per $1000
--------------------------------                                              ----------------

1.   (a)  Class A-1 Note Interest Distribution                                                            194,511.58
      (b)  Class A-1 Note Principal Distribution                                                       23,918,365.02
             Aggregate Class A-1 Note Distribution                             405.25843032                           24,112,876.60

2.   (a)  Class A-2 Note Interest Distribution                                                            580,323.33
      (b)  Class A-2 Note Principal Distribution                                                                0.00
            Aggregate Class A-2 Note Distribution                               4.87666667                               580,323.33

3.   (a)  Class A-3 Note Interest Distribution                                                            557,372.50
      (b)  Class A-3 Note Principal Distribution                                                                0.00
            Aggregate Class A-3 Note Distribution                               4.93250000                               557,372.50

4.   (a)  Class A-4 Note Interest Distribution                                                            366,216.67
      (b)  Class A-4 Note Principal Distribution                                                                0.00
           Aggregate Class A-4 Note Distribution                                5.01666667                               366,216.67

5.   (a)  Class A-5 Note Interest Distribution                                                            665,500.00
      (b)  Class A-5 Note Principal Distribution                                                                0.00
            Aggregate Class A-5 Note Distribution                               5.04166667                               665,500.00

6.   (a)  Class A-6 Note Interest Distribution                                                            449,533.33
      (b)  Class A-6 Note Principal Distribution                                                                0.00
            Aggregate Class A-6 Note Distribution                               5.10833333                               449,533.33

7.   (a)  Class A-7 Note Interest Distribution                                                            291,650.00
      (b)  Class A-7 Note Principal Distribution                                                                0.00
            Aggregate Class A-7 Note Distribution                               5.11666667                               291,650.00

8.   (a)  Class A-8 Note Interest Distribution                                                            441,291.67
      (b)  Class A-8 Note Principal Distribution                                                                0.00
            Aggregate Class A-8 Note Distribution                               5.19166667                               441,291.67

9.   (a)  Class A-9 Note Interest Distribution                                                            321,266.67
      (b)  Class A-9 Note Principal Distribution                                                                0.00
            Aggregate Class A-9 Note Distribution                               5.26666667                               321,266.67

10. (a)  Class A-10 Note Interest Distribution                                                            345,041.67
      (b)  Class A-10 Note Principal Distribution                                                               0.00
            Aggregate Class A-10 Note Distribution                              5.30833333                               345,041.67

11. (a)  Class B Certificate Interest Distribution                                                        244,679.31
      (b)  Class B Certificate Principal Distribution                                                           0.00
            Aggregate Class B Certificate Distribution                          5.45000000                               244,679.31

12.  Servicer Payment
       (a)  Servicing Fee                                                                                 364,916.95
       (b)  Reimbursement of prior Monthly Advances                                                       399,005.38
               Total Servicer Payment                                                                                    763,922.33

13.  Deposits to the Reserve Account                                                                                           0.00

14. (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                       340,667.40
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                        2,314,573.46
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                                 70,450.76
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                     478,658.81
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank)                                     3,204,350.43


Total Distribution Amount                                                                                            $32,344,024.51
                                                                                                                  ===============



           INTEREST
--------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @5.598%                                                                    194,511.58
        (b) Class A-2 Notes    @5.852%                                                                    580,323.33
        (c) Class A-3 Notes    @5.919%                                                                    557,372.50
        (d) Class A-4 Notes    @6.020%                                                                    366,216.67
        (e) Class A-5 Notes    @6.050%                                                                    665,500.00
        (f) Class A-6 Notes    @6.130%                                                                    449,533.33
       (g) Class A-7 Notes    @ 6.140%                                                                    291,650.00
       (h) Class A-8 Notes    @ 6.230%                                                                    441,291.67
        (i) Class A-9 Notes    @6.320%                                                                    321,266.67
        (j) Class A-10 Notes   @6.370%                                                                    345,041.67
                     Aggregate Interest on Notes                                                                       4,212,707.42
        (k) Class B Certificates6.540%                                                                                   244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                     0.00
        (b) Class A-2 Notes                                                                                     0.00
        (c) Class A-3 Notes                                                                                     0.00
        (d) Class A-4 Notes                                                                                     0.00
        (e) Class A-5 Notes                                                                                     0.00
        (f) Class A-6 Notes                                                                                     0.00
       (g) Class A-7 Notes                                                                                      0.00
       (h) Class A-8 Notes                                                                                      0.00
        (i) Class A-9 Notes                                                                                     0.00
        (j) Class A-10 Notes                                                                                    0.00
        (k) Class B Certificates                                                                                0.00

3.   Total Distribution of Interest                                           Cost per $1000
                                                                              ----------------
        (a) Class A-1 Notes                                                     3.26910225                194,511.58
        (b) Class A-2 Notes                                                     4.87666667                580,323.33
        (c) Class A-3 Notes                                                     4.93250000                557,372.50
        (d) Class A-4 Notes                                                     5.01666667                366,216.67
        (e) Class A-5 Notes                                                     5.04166667                665,500.00
        (f) Class A-6 Notes                                                     5.10833333                449,533.33
       (g) Class A-7 Notes                                                      5.11666667                291,650.00
       (h) Class A-8 Notes                                                      5.19166667                441,291.67
        (i) Class A-9 Notes                                                     5.26666667                321,266.67
        (j) Class A-10 Notes                                                    5.30833333                345,041.67
                     Total Aggregate Interest on Notes                                                                 4,212,707.42
        (k) Class B Certificates                                                5.45000000                               244,679.31



           PRINCIPAL
--------------------------------
                                                                              No. of Contracts
                                                                              ----------------
1.   Amount of Stated Principal Collected                                                               6,759,907.41
2.   Amount of Principal Prepayment Collected                                       612                16,281,844.40
3.   Amount of Liquidated Contract                                                   0                          0.00
4.   Amount of Repurchased Contract                                                 42                    876,613.21

       Total Formula Principal Distribution Amount                                                                    23,918,365.02

5.   Principal Balance before giving effect to Principal Distribution                             Pool Factor
        (a) Class A-1 Notes                                                                        0.6370656          37,905,404.64
        (b) Class A-2 Notes                                                                        1.0000000         119,000,000.00
        (c) Class A-3 Notes                                                                        1.0000000         113,000,000.00
        (d) Class A-4 Notes                                                                        1.0000000          73,000,000.00
        (e) Class A-5 Notes                                                                        1.0000000         132,000,000.00
        (f) Class A-6 Notes                                                                        1.0000000          88,000,000.00
       (g) Class A-7 Notes                                                                         1.0000000          57,000,000.00
       (h) Class A-8 Notes                                                                         1.0000000          85,000,000.00
        (i) Class A-9 Notes                                                                        1.0000000          61,000,000.00
        (j) Class A-10 Notes                                                                       1.0000000          65,000,000.00
        (k) Class B Certificates                                                                   1.0000000          44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                    0.00
        (b) Class A-2 Notes                                                                                                    0.00
        (c) Class A-3 Notes                                                                                                    0.00
        (d) Class A-4 Notes                                                                                                    0.00
        (e) Class A-5 Notes                                                                                                    0.00
        (f) Class A-6 Notes                                                                                                    0.00
       (g) Class A-7 Notes                                                                                                     0.00
       (h) Class A-8 Notes                                                                                                     0.00
        (i) Class A-9 Notes                                                                                                    0.00
        (j) Class A-10 Notes                                                                                                   0.00
        (k) Class B Certificates                                                                                               0.00

7.   Principal Distribution                                                   Cost per $1000
                                                                              ----------------
        (a) Class A-1 Notes                                                    401.98932807                           23,918,365.02
        (b) Class A-2 Notes                                                     0.00000000                                     0.00
        (c) Class A-3 Notes                                                     0.00000000                                     0.00
        (d) Class A-4 Notes                                                     0.00000000                                     0.00
        (e) Class A-5 Notes                                                     0.00000000                                     0.00
        (f) Class A-6 Notes                                                     0.00000000                                     0.00
       (g) Class A-7 Notes                                                      0.00000000                                     0.00
       (h) Class A-8 Notes                                                      0.00000000                                     0.00
        (i) Class A-9 Notes                                                     0.00000000                                     0.00
        (j) Class A-10 Notes                                                    0.00000000                                     0.00
        (k) Class B Certificates                                                0.00000000                                     0.00

8.   Principal Balance after giving effect to Principal Distribution                              Pool Factor
        (a) Class A-1 Notes                                                                        0.2350763          13,987,039.62
        (b) Class A-2 Notes                                                                        1.0000000         119,000,000.00
        (c) Class A-3 Notes                                                                        1.0000000         113,000,000.00
        (d) Class A-4 Notes                                                                        1.0000000          73,000,000.00
        (e) Class A-5 Notes                                                                        1.0000000         132,000,000.00
        (f) Class A-6 Notes                                                                        1.0000000          88,000,000.00
       (g) Class A-7 Notes                                                                         1.0000000          57,000,000.00
       (h) Class A-8 Notes                                                                         1.0000000          85,000,000.00
        (i) Class A-9 Notes                                                                        1.0000000          61,000,000.00
        (j) Class A-10 Notes                                                                       1.0000000          65,000,000.00
        (k) Class B Certificates                                                                   1.0000000          44,895,285.54



           POOL DATA                                                                               Aggregate
--------------------------------
                                                                              No. of Contracts Principal Balance
1.   Pool Stated Principal Balance as of  10/31/97                                27,251        851,882,325.16

2.   Delinquency Information                                                                                       % Delinquent
              (a) 31-59 Days                                                        336                 9,428,622.59  1.107%
              (b) 60-89 Days                                                        101                 3,047,382.94  0.358%
              (c) 90-119 Days                                                       47                  1,451,867.29  0.170%
              (d) 120 Days +                                                         1                     18,366.33  0.002%


3.   Contracts Repossessed during the Due Period                                    11                    315,883.49

4.   Current Repossession Inventory                                                 12                    339,363.21

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                    0                          0.00
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                              0.00
                                                                                              --------------------
       Total Aggregate Net Losses for the preceding Collection Period                                                         0.00

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                            0.00

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)               0                                        0.00

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                              9.297%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                28.770



       TRIGGER ANALYSIS
--------------------------------

1.  (a)  Average Delinquency Percentage                             N/A
     (b)  Delinquency Percentage Trigger in effect ?                                NO

2.  (a)  Average Net Loss Ratio                                     N/A
     (b)  Net Loss Ratio Trigger in effect ?                                        NO
     (c)  Net Loss Ratio (using ending Pool Balance)                N/A

3.  (a)  Servicer Replacement Percentage                            N/A
     (b)  Servicer Replacement Trigger in effect ?                                  NO



         MISCELLANEOUS
--------------------------------

1.   Monthly Servicing Fees                                                                                              364,916.95

2.   Servicer Advances                                                                                                   727,182.36

3.   (a)  Opening Balance of the Reserve Account                                                                      17,516,013.80
      (b)  Deposits to the Reserve Account                                                                      0.00
      (c)  Investment Earnings in the Reserve Account                                                      70,742.27
      (d)  Distribution from the Reserve Account                                                         (549,109.57)
      (e)  Ending Balance of the Reserve Account                                                                      17,037,646.50

4.   Specified Reserve Account Balance                                                                                17,037,646.50

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                     1,179,460.17
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                                  445,686.64
      (c)  Investment Earnings in the Pay-Ahead Account                                                         0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                                (602,381.48)
      (e)  Ending Balance in the Pay-Ahead Account                                                                     1,022,765.33
